                                                                   Exhibit 10.13



                     FIRST AMENDMENT TO LOAN INSTRUMENTS
                     -----------------------------------

  This FIRST AMENDMENT TO LOAN INSTRUMENTS (this "First Amendment"), dated as of October 23, 1998, is among INFOCURE CORPORATION, a Delaware corporation ("InfoCure"), THOROUGHBRED ACQUISITION, INC., a Georgia corporation ("Thoroughbred Acquisition, Inc."), MEDICAL SOFTWARE INTEGRATORS, INC., a Georgia corporation ("MSI"), PROFESSIONAL ON-LINE COMPUTER, INC., a Michigan corporation ("Polci"), ORTHODONTIC PRACTICE MANAGEMENT SYSTEM, INC., a Georgia corporation ("OPMS"), PACE FINANCIAL CORPORATION, an Ohio corporation ("Pace"), MD ACQUISITION, INC., a Connecticut corporation ("MD Acquisition, Inc."), ROVAK, INC., a Minnesota corporation ("Rovak"), KCOMP MANAGEMENT SYSTEMS, INC., a California corporation ("KComp"), SOFTEASY SOFTWARE, INC., a Pennsylvania corporation ("SoftEasy"), CCI ACQUISITION, INC., a Florida corporation ("CCI Acquisition, Inc."), HEALTH CARE DIVISION, INC., a Georgia corporation ("HCD"), DR SOFTWARE, INC., a Georgia corporation ("DR Software"), MILLARD-WAYNE, INC., a Georgia corporation ("Millard-Wayne"), INTERNATIONAL COMPUTER SOLUTIONS, INC., a Georgia corporation ("ICS") (Infocure, Thoroughbred Acquisition, Inc., MSI, Polci, OPMS, Pace, MD Acquisition, Inc., Rovak, KComp, SoftEasy, CCI Acquisition, Inc., HCD, DR SoftWare, Millard-Wayne and ICS, and such other entities that from time to time have or may become a "Borrower" in accordance with and under the terms of the Loan Agreement (as defined below), hereinafter sometimes are referred to individually as a "Borrower" and collectively as "Borrowers"), and FINOVA Capital Corporation, a Delaware corporation ("FINOVA"). All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in Section 1 below.

                                 R E C I T A L S
                                 ---------------

  A. Borrowers and FINOVA entered into that certain Second Amended and Restated Loan Agreement dated as of February 24, 1998 (as amended through the date hereof, the "Existing Loan Agreement"), pursuant to which FINOVA, among other things, made certain loans and other financial accommodations to Borrowers subject to the terms and conditions therein set forth.

  B. Borrowers and FINOVA desire to amend the Existing Loan Agreement and other Loan Instruments in certain respects, subject to the terms and conditions herein set forth, including, without limitation, to provide for an addition term loan to Borrowers in an amount not to exceed $40,000,000, the proceeds of which shall be used solely to (i) consummate the Thoroughbred Acquisition and (ii) pay related transaction costs.

  NOW, THEREFORE, in consideration of the foregoing and other mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and subject to the terms and conditions hereof, Borrowers and FINOVA agree as follows:

  1. Definitions.  All capitalized terms used but not elsewhere defined herein
     -----------
shall have the respective meanings ascribed to such terms in the Existing Loan Agreement, as amended by this First Amendment.

  2. Amendments to the Existing Loan Agreement.  The Existing Loan Agreement is
     -----------------------------------------
amended as set forth below:

     (i)  Section 1.1 - Substituted Definition.  Section 1.1 of the Existing
          ------------------------------------
     Loan Agreement hereby is amended by (a) deleting the definitions of Contingent Obligation Payment, COP Base Amount, COP Calculation Date, COP Default Event, COP Market Value, COP Maturity Payment Date, Market Event, Market Refinancing Event and Multiplier and (b) substituting the following definitions in lieu of the current version of such definitions:

         Acquisition Loan:  the loan in the aggregate amount of $19,997,113.43,
         ----------------
         the proceeds of which are to be used solely for Permitted Acquisitions and to pay related transaction costs and, with respect only to the Acquisition Loan Working Capital Advance, for working capital purposes.

         Borrowers:  collectively, InfoCure, Rovak, CCI Acquisition, Inc.,
         ---------
         Polci, HCD, KComp, SoftEasy, DR Software, Millard-Wayne, ICS, OPMS, Pace, MD Acquisition, Inc., MSI, Thoroughbred Acquisition, Inc., each Acquisition Subsidiary and any Target Acquired by InfoCure pursuant to an Equity Acquisition.

         Default Rate:  (i) with respect to the Term Loan and the Convertible
         ------------
         Bridge Loan, a rate equal to fourteen and one-half percent (14.5%) per annum, (ii) with respect to the Acquisition Loan, a rate equal to the Base Rate, plus the Applicable Margin then in effect, plus
                           ----                                       ----
         five percent (5.0%) per annum and (iii) with respect to any other amounts which may be owing by Borrowers to FINOVA pursuant to this Loan Agreement, the other Loan Instruments or otherwise, a rate equal to the greater of (i) and (ii) of this definition.

         Existing Acquisition Instruments:  collectively, (i) the Micro-
         --------------------------------
         Software Acquisition Instruments, (ii) the SoftEasy Acquisition Instruments, (iii) the Commercial Acquisition Instruments, (iv) the OPMS Acquisition Instruments, (v) the Pace Acquisition Instruments and (vi) the Polci Acquisition Instruments.

         Fiscal Year:  shall mean the fiscal year of Borrowers for financial
         -----------
         accounting purposes, which fiscal year ends on December 31.

           Instruments:  collectively, (i) the Loan Instruments, (ii) the
           -----------
           Acquisition Instruments, (iii) the Existing Acquisition Instruments,
           (iv) the KComp Notes, (v) the Commercial Subordinated Note, (vi) the Polci Subordinated Note, (vii) the Thoroughbred Acquisition Instruments, (viii) the FINOVA Warrants and (ix) each subordination agreement executed and delivered in connection with the transactions contemplated by the Loan Instruments.

           Loan Agreement:  this Second Amended and Restated Loan Agreement, as
           --------------
           amended by the First Amendment, and any amendments, modifications or supplements thereto or hereto.

           Loan Instruments:  collectively, (i) the Initial Loan Instruments,
           ----------------
           (ii) the Existing Loan Instruments and (iii) the Acquisition Loan Instruments, including, without limitation, the Acquisition Loan Instruments executed and delivered in connection with the Micro-Software Acquisition and the Thoroughbred Acquisition.

           Loans:  collectively, the Term Loan, the Convertible Bridge Loan and
           -----
           the Acquisition Loan.

           Notes:  collectively, the Term Note, the Convertible Bridge Loan
           -----
           Note and the Acquisition Loan Note.

           Polci: Professional On-Line Computer, Inc., a Michigan corporation.
           -----

           Prepayment Premium:  as defined in subsection 2.6.1(b)(i).
           ------------------

      (ii) Section 1.1 - Additional Definitions.  Section 1.1 of the Existing
           ------------------------------------
      Loan Agreement hereby is amended by adding the following definitions thereto in the appropriate alphabetical order:

           Acquisition Loan Working Capital Advance:  a one-time Advance of the
           ----------------------------------------
      Acquisition Loan in an amount equal to $1,000,000 to be made by FINOVA to Borrowers on the First Amendment Closing Date.

           Commitment Letter:  that certain commitment letter dated as of
           -----------------
      September 27, 1998 among FINOVA and Borrowers.

           Conversion Prepayment:  as defined in subsection 2.6.2(c).
           ---------------------

         Convertible Bridge Loan:  the term loan in the aggregate amount of
         -----------------------
     $40,000,000 to be made by FINOVA to Borrowers pursuant to subsection
     2.1.3 of this Loan Agreement.

         Convertible Bridge Loan Note:  a promissory note in the principal
         ----------------------------
     amount of $40,000,000 executed and delivered by Borrowers to FINOVA to evidence the Convertible Bridge Loan, and any notes issued in substitution thereof pursuant to the terms of this Loan Agreement, in each case in form and substance satisfactory to FINOVA.

         Facility:  as defined in subsection 2.6.1(b)(iii).
         --------

         FINOVA Warrants:  collectively, (i) that certain Warrant dated as of
         ---------------
     the First Amendment Closing Date issued by InfoCure for the benefit of FINOVA to acquire 225,000 shares of common stock of InfoCure and (ii) that certain Warrant dated as of the Initial CBL Maturity Date issued by InfoCure for the benefit of FINOVA to acquire 25,000 shares of common stock of InfoCure, provided, however, that the Warrant described in clause (ii) of this definition shall only be issued by InfoCure in the event the entire Principal Balance of the Convertible Bridge Loan and interest thereon shall not have been repaid in full on or before the Initial CBL Maturity Date.

         First Amendment:  that certain First Amendment to Loan Instruments
         ---------------
     dated as of the First Amendment Closing Date among Borrowers and FINOVA.

         First Amendment Closing Date:  October 23, 1998.
         ----------------------------

         First Amendment Capital Fee:  as defined in Section 2.8.
         ---------------------------

         Initial CBL Maturity Date:  January 21, 1999.
         -------------------------

         MSI:  Medical Software Integrators, Inc., a Georgia corporation.
         ---

         Offering:  the first underwritten public offering of InfoCure common
         --------
     stock pursuant to an effective registration statement under the Securities Act consummated after the First Amendment Closing Date.

         Permitted Acquisitions:  an Acquisition funded in whole or in part
         ----------------------
     with the proceeds of an Advance of the Acquisition Loan and, for the purposes of the definition of "Acquisition Loan Instruments," the Thoroughbred Acquisition.

         Reynolds Company:  The Reynolds and Reynolds Company, Inc., an Ohio
         ----------------
     corporation.

         Reynolds Holdings:  Reynolds and Reynolds Holdings, Inc., an Ohio
         -----------------
     corporation.

         Success Fee:  as defined in Section 2.11.
         -----------

         Third Party Loan:  as defined in subsection 2.6.1(b)(iii).
         ----------------

         Third Party Refinancing:  as defined in subsection 2.6.1(b)(iii).
         -----------------------

         Thoroughbred Acquisition:  the acquisition by Thoroughbred Acquisition,
         ------------------------
     Inc. of the Property to be sold to Thoroughbred Acquisition, Inc.
     pursuant to the Thoroughbred Acquisition Instruments.

         Thoroughbred Acquisition, Inc.:  Thoroughbred Acquisition, Inc., a
         ------------------------------
     Georgia corporation.

         Thoroughbred Acquisition Instruments:  collectively, the Thoroughbred
         ------------------------------------
     Company Asset Purchase Agreement, the Thoroughbred Holdings Asset Purchase Agreement, all agreements, documents and instruments executed pursuant thereto and any other agreements, documents and instruments executed by or delivered in connection with the Thoroughbred Acquisition.

         Thoroughbred Company Asset Purchase Agreement:  that certain Asset
          ---------------------------------------------
     Purchase Agreement dated as of October 23, 1998 among Thoroughbred Acquisition, Inc., InfoCure and Reynolds Company, together with all schedules, exhibits and other attachments thereto.

          Thoroughbred Holdings Asset Purchase Agreement:  that certain Asset
          ----------------------------------------------
     Purchase Agreement dated as of September 28, 1998 among Thoroughbred Acquisition, Inc., InfoCure and Reynolds Holdings, together with all schedules, exhibits and other attachments thereto.

          Thoroughbred Assignment of Acquisition Instruments:  that certain
          --------------------------------------------------
     assignment of the Thoroughbred Acquisition Instruments from Thoroughbred Acquisition, Inc. to FINOVA, in form and substance satisfactory to FINOVA.

          Thoroughbred Pay-Off Letters:  a pay-off letter from each holder of
          ----------------------------
     existing indebtedness secured by a Lien on the Property to be sold to

     Thoroughbred Acquisition, Inc. pursuant to the Thoroughbred
     Acquisition Instruments, in form and substance satisfactory to FINOVA.

          Thoroughbred Sellers:  collectively, Reynolds Company and Reynolds
          --------------------
     Holdings.

          Thoroughbred Subordinated Note:  that certain Convertible Promissory
          ------------------------------
     Note dated as of the First Amendment Closing Date in the original principal amount of $10,000,000 made by InfoCure payable to the order of Reynolds Holdings.

          Thoroughbred Subordination Agreement:  that certain Subordination
          ------------------------------------
     Agreement dated as of the First Amendment Closing Date between Reynolds Holdings and FINOVA.

     (iii)  Section 2.1.  Section 2.1 of the Existing Loan Agreement is amended
            -----------
  by adding the following subsection 2.1.3 thereto in the appropriate numerical order:

            "2.1.3 Convertible Bridge Loan.  The Convertible Bridge
                    -----------------------
            Loan shall consist of a term loan from FINOVA to Borrowers in the aggregate amount of $40,000,000. FINOVA shall disburse the proceeds of the Convertible Bridge Loan to or as directed by Borrowers when all of the terms and conditions set forth in Paragraph 3 of the First Amendment have been satisfied."

     (iv)   Subsection 2.1.1.  Subsection 2.1.1 of the Existing Loan Agreement
            ----------------
  is amended by adding the following sentence to the end of such subsection:

            "Borrowers agree and acknowledge that on the First Amendment Closing Date,the Principal Balance of the Term Loan shall be equal to $8,433,271.11."

     (v)    Subsection 2.1.2.  Subsection 2.1.2 of the Existing Loan Agreement
            ----------------
  is deleted in its entirety and the following is substituted in lieu thereof:

            "2.1.2 Advances of the Acquisition Loan.  Borrowers agree and
                   --------------------------------
     acknowledge that on the First Amendment Closing Date, after giving effect to the making of the Acquisition Loan Working Capital Advance, the Acquisition Loan shall be deemed to have been fully disbursed and, on such date, the Principal Balance of the Acquisition Loan shall be equal to $19,997,113.43, such amount constituting (i) the outstanding Principal Balance of the Acquisition Loan as of the First Amendment Closing Date without giving effect to the making of the Acquisition Loan Working Capital Advance ($18,997,113.43), plus (ii) the
                               ----

     Acquisition Loan Working Capital Advance to be disbursed on the First Amendment Closing Date in an amount equal to $1,000,000. FINOVA shall have no obligation to make Advances of the Acquisition Loan on or after the First Amendment Closing Date (except for the Acquisition Loan Working Capital Advance to be made on the First Amendment Closing Date, the proceeds of which shall be disbursed by FINOVA to or as directed by Borrowers when all of the terms and conditions set forth in Paragraph 3 of the First Amendment have been satisfied)."

     (vi)   Section 2.2.  Section 2.2 of the Existing Loan Agreement is deleted
            -----------
   in its entirety and the following is substituted in lieu thereof:

            "2.2 Use of Proceeds, Notes and Reborrowing.
                 --------------------------------------

                 2.2.1 Use of Proceeds.  The proceeds of the Term Loan and the
                       ---------------
            Acquisition Loan shall be used solely for Permitted Acquisitions and to pay related transaction costs; provided that the proceeds of the Acquisition Loan Working Capital Advance shall be used solely for working capital purposes. The proceeds of the Convertible Bridge Loan shall be used solely for the Thoroughbred Acquisition and to pay related transaction costs.

                 2.2.2 Notes.  The Term Loan, the Convertible Bridge Loan and
                       -----
            the Acquisition Loan shall be evidenced by the Term Note, the Convertible Bridge Loan Note and the Acquisition Loan Note, respectively.

                 2.2.3 Reborrowing.  Borrowers may not reborrow all or any
                       -----------
            portion of the Loans which is repaid or prepaid."

    (vii)   Subsection 2.3.1.  Clause (i) contained in the first sentence of
            ----------------
  Section 2.3.1 of the Existing Loan Agreement is amended by adding the phrase "and the Convertible Bridge Loan" after the phrase "Term Loan" therein contained. Subsection 2.3.1 of the Existing Loan Agreement further is amended by deleting the last sentence of such subsection and substituting the following in lieu thereof:

            "Interest shall be payable monthly in arrears on the first Business Day of each month commencing with the first month following the month in which the Original Closing Date occurs; provided, however, that after the First Amendment Closing Date, interest shall be payable quarterly in arrears on the first Business Day of each quarter commencing with the first quarter following the quarter in which the First Amendment Closing Date occurs."

     (viii) Subsection 2.3.2.  Subsection 2.3.2 of the Existing Loan Agreement
            ----------------
  is deleted in its entirety and the following is substituted in lieu thereof:

            "2.3.2  Default Rate.  During a Default Rate Period, Borrowers'
                    ------------
     Obligations shall bear interest at the applicable Default Rate."

     (ix)   Subsection 2.4.1.  Subsection 2.4.1 of the Existing Loan Agreement
            ----------------
  is deleted in its entirety and the following is substituted in lieu thereof:

             "2.4.1 Term Loan.  The Principal Balance of the Term Loan after
                    ---------
     the First Amendment Closing Date shall be payable by Borrowers, jointly and severally, in sixteen (16) consecutive quarterly installments on the first Business Day of each quarter commencing with the first Business Day of January, 1999. Each of the first fifteen (15) installments shall be in the amount of $527,079.44, and the last installment shall be in the amount of the then remaining Principal Balance of the Term Loan."

     (x)    Subsection 2.4.2.  Subsection 2.4.2 of the Existing Loan Agreement
            ----------------
  is deleted in its entirety and the following is substituted in lieu thereof:

            "2.4.2 Acquisition Loan.  The Principal Balance of the Acquisition
                   ----------------
     Loan after the First Amendment Closing Date shall be payable by Borrowers, jointly and severally, in sixteen (16) consecutive quarterly installments on the first Business Day of each quarter commencing with the first Business Day of January, 1999. Each of the first fifteen (15) installments shall be in the amount of $1,249,819.58, and the last installment shall be in the amount of the then remaining Principal Balance of the Acquisition Loan."

     (xi) Subsection 2.4.3.  Subsection 2.4.3 of the Existing Loan Agreement is
     ----------------
  deleted in its entirety and the following is substituted in lieu thereof:

            "2.4.3 Convertible Bridge Loan.  The Principal Balance of the
                   -----------------------
     Convertible Bridge Loan shall be due and payable on the Initial CBL Maturity Date; provided, however, in the event InfoCure shall not have consummated an Offering on or before the Initial CBL Maturity Date the net proceeds of which shall have been sufficient to repay in full the Principal Balance of the Convertible Bridge Loan on the Initial CBL Maturity Date in accordance with subsection 2.6.2(b), then the Principal Balance of the Convertible Bridge Loan (after giving effect to any repayments thereof required to be made under subsection 2.6.2(b) and subsection 2.6.2(c)) shall be payable in fifteen (15) consecutive quarterly installments on the first Business Day of each quarter commencing with the first Business Day of the quarter immediately succeeding the quarter in which the

     Initial CBL Maturity Date occurs. Each such installment shall be in an amount equal to the applicable percentage of the Principal Balance of the Convertible Bridge Loan on the Initial CBL Maturity Date (after giving effect to any repayments thereof required to be made under subsection 2.6.2(b) and subsection 2.6.2(c)) as set forth below:

                      Installment             Percentage
                      -----------             ----------

                      1 through 4                2.5%
                      5 through 12               5.0%
                     13 through 14              10.0%
                     15                       Then Remaining
                                              Principal Balance"

     (xii)  Section 2.4.  Section 2.4 of the Existing Loan Agreement is amended
            -----------
  by adding the following subsection 2.4.4 to such Section 2.4 in the appropriate numerical order:

            "2.4.4  Final Payments.  Notwithstanding anything contained in
                    --------------
     Section 2.4 to the contrary, the then remaining Principal Balance of the Loans, if any, and any other sums which then are due and payable pursuant to the terms of the Loan Instruments, shall be due and payable on October 28, 2002."

     (xiii) Subsection 2.6.1(b).  Subsection 2.6.1(b) of the Existing Loan
            -------------------
  Agreement is deleted in its entirety and the following is substituted in lieu thereof:

            "(b)  Prepayment Premium.
                  ------------------

                  (i) Subject to clause (ii) and (iii) of this subsection 2.6.1(b), any prepayment of the Principal Balance (other than a prepayment made pursuant to subsection 2.6.2(a) and subsection 2.6.2(c)) shall be accompanied by a payment (a "Prepayment Premium") of (i) three percent (3%) of the amount so prepaid if prepaid during the first Loan Year, (ii) two percent (2%) of the amount so prepaid if prepaid during the second Loan Year; and (iii) one percent (1%) of the amount so prepaid if prepaid during the third, fourth or fifth Loan Year.

                  (ii) In the event any portion or portions of the Principal Balance of the Convertible Bridge Loan shall have been repaid or prepaid (a) at any time or from time to time on or before the one hundred eightieth (180th) day after the Initial CBL Maturity Date with the proceeds of an Offering or any other equity offering by InfoCure of its capital stock or (b) pursuant to subsection 2.6.2(c), the amount so prepaid shall not be subject to a Prepayment Premium or Make Whole Premium.

                  (iii) In the event the Principal Balance of the Convertible
            Bridge Loan and interest thereon shall have been repaid or prepaid in full with the proceeds of an Offering or any other equity offering by InfoCure of its capital stock and the then outstanding Borrowers' Obligations subsequently are prepaid and performed in full during any of the first three Loan Years with the proceeds of any refinancing made by any financial institution other than FINOVA (a "Third Party Refinancing"), then the Prepayment Premium applicable thereto shall be equal to (i) one and three-quarters percent (1.75%) of the amount so prepaid if prepaid during the first Loan Year, (ii) one and one-quarter percent (1.25%) of the amount so prepaid if prepaid during the second Loan Year; and (iii) one percent (1.00%) of the amount so prepaid if prepaid during the third Loan Year, provided that each of the following conditions shall have been satisfied in connection with such Third Party Refinancing:

                        (A) the Acquisition Loan shall have been fully disbursed;

                        (B) Borrowers shall have requested in writing from FINOVA a total credit facility in the aggregate amount of $75,000,000 (the "Facility"), a portion of the proceeds of which would be used to pay and perform in full Borrowers' Obligations, and Borrowers and FINOVA shall have been unable to agree on the other material terms and conditions of such Facility;

                        (C) Borrowers and a financial institution other than FINOVA shall have agreed on the material terms and conditions of a loan or credit facility the aggregate amount of which shall be equal to $75,000,000 (the "Third Party Loan"), and Borrowers shall have notified FINOVA in writing of such terms and conditions;

                        (D) FINOVA shall have failed to notify Borrowers within twenty (20) Business Days after the date of such notification that FINOVA has elected to make the Facility available to Borrowers on terms and conditions substantially similar to those so presented with respect to the Third Party Loan; and

                        (E) within sixty (60) days after the expiration of the twenty (20) Business Day period referred to in (D) of this clause (iii), the Loans and all other Borrowers' Obligations (including, without limitation, the Contingent Obligation Payment pursuant to Section 2.11, if applicable) shall have been paid in full with the proceeds (or a portion thereof) of such Third Party Loan provided by such other financial institution, and such Third Party Loan shall have been on the same terms and conditions (or more favorable terms and conditions to Borrowers) presented to FINOVA pursuant to (C) of this clause (iii)."

     (xiv)  Subsection 2.6.1(e).  Subsection 2.6.1(e) of the Existing Loan
            -------------------
  Agreement is deleted in its entirety and the following is substituted in lieu thereof:

            "(e) Make Whole Premium.  In addition to the premiums calculated
                 ------------------
     pursuant to (b) above, and subject to subsection 2.6.1(b)(ii), any prepayment of the Term Loan or the Convertible Bridge Loan (including, without limitation, any prepayment made pursuant to subsection 2.6.2(a)) shall be accompanied by a payment equal to the Make Whole Premium applicable thereto. The following definitions shall apply in calculating the Make Whole Premium:

                 (i)    "Make Whole Premium" means the positive difference,
                         ------------------
            if any, between (A) the Discounted Value immediately prior to any prepayment of that portion of the Principal Balance of the applicable Loan which is being prepaid and (B) the Principal Balance of the applicable Loan, or portion thereof, being prepaid as of the date of any such prepayment.

                 (ii)   "Discounted Value" means the amount determined by
                         ----------------
            discounting the Remaining Scheduled Payment Amounts from their respective due dates to the date of the prepayment of the applicable Loan at a discount factor equal to the Reinvestment Yield.

                 (iii)  "Remaining Scheduled Payment Amount" means the
                         ----------------------------------
            amount of each scheduled payment of the Principal Balance of and interest on the applicable Loan that would be due on or after the date of a prepayment of the applicable Loan if no prepayment of the applicable Loan were made prior to its scheduled due date.

                 (iv)   "Reinvestment Yield" means the sum of (A) the rates
                         ------------------
            shown under the column heading "Ask YLD" for "Govt. Bonds & Notes" in the "Treasury Bonds, Notes & Bills" section of The Wall Street Journal,

            Western Edition, published on the Business Day prior to the date of any proposed prepayment of the applicable Loan for the government bond or note with a maturity date having the closest matching maturity to the applicable Weighted Average Life to Maturity, or, if there is more than one government bond or note with a maturity date having the closest matching maturity to the applicable Weighted Average Life to Maturity, the highest of the rates shown in the "Ask YLD" column for any such bond or note, plus (B) two percent (2%).
                                                   ----

                       (v) "Weighted Average Life to Maturity" means the number
                            ---------------------------------
            of years (calculated to the nearest one-twelfth year) obtained by dividing (A) the sum of the products obtained by multiplying each remaining scheduled payment of principal under the applicable Loan by the number of years (calculated to the nearest one-twelfth) which will elapse between the date of a prepayment of the applicable Loan and the scheduled due date of such remaining scheduled principal payments, by (B) the outstanding Principal Balance of the applicable Loan on such prepayment date prior to giving effect to any such prepayment."

     (xv) Subsection 2.6.2.  Subsection 2.6.2 of the Existing Loan Agreement
          ----------------
  is deleted in its entirety and the following is substituted in lieu thereof:

          "2.6.2  Mandatory Prepayment.
                  --------------------

                  (a) Excess Cash Flow Payments.  Until Borrowers' Obligations
                      -------------------------
          are paid and performed in full, for each Fiscal Year of Borrowers commencing with the Fiscal Year of Borrowers ending January 31, 1999, Borrowers shall pay to FINOVA an amount equal to twenty-five percent (25%) of the Excess Cash Flow for such Fiscal Year. Each such payment shall be made within thirty (30) days after the date that Borrowers are required to deliver to FINOVA the financial statements for such Fiscal Year pursuant to subsection 6.3.3. Each Borrower agrees that it will not take any actions primarily intended to decrease the amount payable under this subsection 2.6.2(a) in anticipation of the calculation referred to herein.

                  (b) If InfoCure shall consummate an Offering at any time and from time to time, then, to the extent the Principal Balance of the Convertible Bridge Loan and interest thereon shall not have been paid and otherwise performed in full, Borrowers shall pay to FINOVA an amount equal to the lesser of (i) the aggregate net proceeds of such Offering and (ii) an amount necessary to repay in full the then Principal Balance of the Convertible Bridge Loan and any accrued and unpaid interest thereon after giving effect to the provisions of the immediately succeeding sentence. Any prepayments made pursuant to this subsection 2.6.2(b) shall be applied in the following order of priority to the payment of: (i) any and all sums which are due and payable pursuant to the terms of the Loan Instruments, except the Principal Balance and accrued and unpaid interest thereon but specifically including the Success Fee and the First Amendment Closing Fee, as applicable, (ii) accrued and unpaid interest on the portion of the Principal Balance being prepaid, (iii) any other accrued and unpaid interest which is unpaid and (iv) the Principal Balance of the Convertible Bridge Loan.

                  (c) In the event the Convertible Bridge Loan shall not have been paid and performed in full on the Initial CBL Maturity Day pursuant to subsection 2.6.2(b), then, upon the request of FINOVA at any time after the Initial CBL Maturity Date (but in no event later than the one hundred twentieth (120th) day after the Initial CBL Maturity Date), Borrowers shall pay to FINOVA on demand an amount equal to $10,000,000 (the "Conversion Prepayment") with cash on hand and/or the proceeds of an equity line provided to InfoCure by Crescent International Limited or any other substitute equity funding source and the terms of any such equity line and the contributions made to InfoCure pursuant thereto shall not violate any of the terms of this Loan Agreement. Any prepayments made pursuant to this subsection 2.6.2(c) shall be applied in the following order of priority to the payment of (i) the Principal Balance of the Convertible Bridge Loan and (ii) to the payment of Borrowers' Obligations in such manner as FINOVA shall determine in its sole and absolute discretion.

                  (d) Concurrently with any payment of the Principal Balance received by FINOVA resulting from the exercise by FINOVA of any remedy available to FINOVA subsequent to the occurrence of an Event of Default and the acceleration of Borrowers' Obligations, Borrowers jointly and severally shall pay to FINOVA a prepayment premium in an amount equal to the prepayment premium which would be payable if such payment was made pursuant to subsection 2.6.1.

                  (e) Prepayments received by FINOVA pursuant to this subsection
          2.6.2 (except subsection 2.6.2(b) and subsection 2.6.2(c)) shall be applied in the following order of priority to the payment of: (i) any and all sums which are due and payable pursuant to the terms of the Loan Instruments, except the Principal Balance and accrued and unpaid interest thereon but specifically including the Contingent Obligation Payment and the First Amendment Closing Fee, as applicable, (ii) accrued and unpaid interest on the portion of the Principal Balance being prepaid, (iii) any other accrued and unpaid interest which is unpaid and (iv) the installments of the Principal Balance in accordance with subsection 2.6.1(d)."

     (xvi)   Section 2.8.  Section 2.8 of the Existing Loan Agreement is
             -----------
     deleted in its entirety and the following is substituted in lieu thereof:

            "2.8 First Amendment Capital Fee.  Borrowers shall pay to FINOVA
                 ---------------------------
     a capital fee of $500,000 (the "First Amendment Capital Fee") on the earlier to occur of (i) the date on which an Offering shall have been consummated and (ii) December 15, 1998. The First Amendment Capital Fee shall be (i) deemed fully earned as of the date of the Commitment Letter,
     (ii) made in Good Funds via Federal wire transfer to the account designated by FINOVA in Section 2.12 (or such other account as designated by FINOVA in writing) and (iii) in addition to any loan or similar fee paid to FINOVA by Borrowers pursuant to the Existing Amended and Restated Loan Agreement or otherwise, including, without limitation, the Success Fee."

     (xvii) Section 2.9.  Section 2.9 of the Existing Loan Agreement is deleted
            -----------
  in its entirety.

     (xviii) Section 2.11.  Section 2.11 of the Existing Loan Agreement is
             ------------
  deleted in its entirety and the following is substituted in lieu thereof:

             "2.11  Success Fee.  Borrowers shall pay to FINOVA a success fee
                    -----------
     of $2,000,000 (the "Success Fee") on the earlier to occur of (i) the date on which an Offering shall have been consummated and (ii) December 15, 1998. The Success Fee shall be (i) deemed fully earned as of the date of the Commitment Letter, (ii) made in Good Funds via Federal wire transfer to the account designated by FINOVA in Section 2.12 (or such other account as designated by FINOVA in writing) and (iii) in addition to any loan or similar fee paid to FINOVA by Borrowers pursuant to the Existing Amended and Restated Loan Agreement or otherwise, including, without limitation, the First Amendment Closing Fee."

     (xix)  Section 5.3.  Section 5.3 of the Existing Loan Agreement is amended
            -----------
  by adding the following subsection 5.3.3 to such Section 5.3 in the appropriate numerical order:

             "5.3.3  FINOVA Warrants.
                     ---------------

                     (a) Authority.  InfoCure has full corporate power and
                        ---------
               authority to execute and deliver each FINOVA Warrant and to perform all of its obligations thereunder, and the execution, delivery and performance thereof have been duly authorized by all necessary corporation action on its part. Each FINOVA Warrant has been duly executed on behalf of

               InfoCure and constitutes the legal, valid and binding obligation of InfoCure, enforceable in accordance with its terms.

                     (b) No Legal Bar.  The execution, delivery and performance
                         ------------
               of each FINOVA Warrant will not (a) conflict with or result in a violation of the articles or certificate of incorporation or bylaws of InfoCure, (b) conflict with or result in a violation of any law, statute, regulation, order or decree applicable to InfoCure or any Affiliate of InfoCure, (c) require any consent or authorization or filing with, or other act by or in respect of, any governmental authority or body or (d) result in a reach of, constitute a default under or constitute an event creating rights of acceleration, termination or cancellation under any mortgage, lease, contract, franchise, instrument or other agreement to which InfoCure is a party or by which it is or its assets are bound. Each FINOVA Warrant has been issued in compliance with all applicable federal and state laws, rules and regulations, including, without limitation, all so-called "Blue-Sky" laws.

                     (c) Validity of Shares.  When issued upon the exercise of
                         ------------------
               the FINOVA Warrants as contemplated therein, shares of common stock of InfoCure will have been validly issued and will be fully paid and nonassessable and shall have been issued and sold in compliance with all applicable federal and state laws, rules and regulations, including, without limitation, all so-called "Blue-Sky" laws."

     (xx)   Section 5.22.  Section 5.22 of the Existing Loan Agreement is
            ------------
  deleted in its entirety and the following is substituted in lieu thereof:

            "5.22  Subsidiaries.  As of the First Amendment Closing Date, (i)
                   ------------
     InfoCure has no subsidiaries other than Rovak, CCI Acquisition, Inc., Polci, HCD, KComp, SoftEasy, DR Software, Millard-Wayne, ICS, OPMS, Pace, MD Acquisition, Inc., MSI and Thoroughbred Acquisition, Inc. and (ii) no Borrower (other than InfoCure) has any subsidiaries."

     (xxi)  Section 5.23.  Section 5.23 of the Existing Loan Agreement is
            ------------
  deleted in its entirety and the following is substituted in lieu thereof:

            "5.23  Representations as to Acquisition Instruments.  To the
                   ---------------------------------------------
     best knowledge of Borrowers, the representations and warranties made by the Polci Seller, the SoftEasy Seller, the Commercial Seller, the Micro-Software Seller, the Thoroughbred Sellers, the sellers under the Pace Acquisition Instruments and the OPMS Acquisition Instruments and the sellers under any other Acquisition Instruments to which any Borrower is a party pursuant to the Polci Acquisition

     Instruments, the SoftEasy Acquisition Instruments, the Commercial Acquisition Instruments, the Micro-Software Acquisition Instruments, the Thoroughbred Acquisition Instruments, the Pace Acquisition Instruments, the OPMS Acquisition Instruments and such other Acquisition Instruments, as applicable, are true and correct and no default exists thereunder."

     (xxii) Article VI.  Article VI of the Existing Loan Agreement is amended
            ----------
  amended by adding the following Section 6.15 to such Article VI in the appropriate numerical order:

            "6.15  Syndication.  If the Principal Balance of the Convertible
                   -----------
     Bridge Loan and interest thereon shall not have been paid and otherwise satisfied in full on or before the Initial CBL Maturity Date, (i) FINOVA shall have the right at any time to sell, assign, transfer any portion of its loan position to one or more lenders or otherwise syndicate the transaction, (ii) in connection with any such sale, assignment, transfer or syndication, FINOVA shall have the right to disclose to such prospective lender(s) any and all information regarding or relating to Borrowers, the transactions contemplated by this Loan Agreement and the other Instruments which has now or may hereafter be provided to or obtained by FINOVA and
     (iii) until successful completion of the initial syndication of the Loans, in the event such initial syndication of the Loans by FINOVA shall prove to be impracticable, Borrowers agree to restructure the credit facilities evidenced by this Loan Agreement and the other Loan Instruments, which restructuring may include a restructuring of the interest rates and other lender compensation for Borrowers' Obligations, so as to make syndication of the Loans reasonably practicable. In connection with any such sale, assignment, transfer or syndication contemplated by this Section 6.15, Borrowers agree and acknowledge that (i) FINOVA and Borrowers will be required to re-document the transactions contemplated by this Loan Agreement and the other Loan Instruments, which re-documentation shall contain such terms, agreements, provisions, covenants, representations and warranties customarily contained in FINOVA syndicated transactions, and
     (ii) the costs, fees (including attorneys' fees and expenses), disbursements and expenses for any such re-documentation shall be borne solely by Borrowers."

     (xxiii)   Section 7.1.  Section 7.1 of the Existing Loan Agreement is
               -----------
  deleted in its entirety and the following is substituted in lieu thereof:

               "7.1 Borrowing.  Create, incur, assume or suffer to exist any
                    ---------
          liability for Indebtedness for Borrowed Money except (i) Borrowers' Obligations, (ii) Permitted Senior Indebtedness, (iii) Indebtedness for Borrowed Money evidenced by the KComp Notes, (iv) Indebtedness for Borrowed Money evidenced by the

          Commercial Subordinated Note, (v) Indebtedness for Borrowed Money evidenced by the Polci Subordinated Note, (vi) Indebtedness for Borrowed Money evidenced by the Thoroughbred Subordinated Note and
          (vii) unsecured inter-company loans by any Borrower to any other Borrower, provided that the obligations of each obligor of such Indebtedness shall: (A) be evidenced by promissory notes which shall have been pledged to FINOVA as security for Borrowers' Obligations,
          (B) if required by FINOVA, be subordinated in right of payment to Borrowers' Obligations on terms and conditions acceptable to FINOVA and (C) have such other terms and provisions as FINOVA reasonably may require."

     (xxiv) Section 7.3.  Section 7.3 of the Existing Loan Agreement is
            -----------
  amended by (a) inserting a comma after the word "Acquisitions" contained in clause (i) thereof, (b) deleting the symbol "(ii)" in the third line of such section and substituting the symbol "(iii)" in lieu thereof and (c) adding the following clause (ii) thereto in the appropriate numerical order:

            "(ii) the Thoroughbred Acquisition and"

     (xxv)     Section 7.6.  Section 7.6 of the Existing Loan Agreement is
               -----------
  deleted in its entirety and the following is substituted in lieu thereof:

            "7.6 Capital Expenditures.  Make or incur any Capital
                    --------------------
     Expenditures (other than Permitted Acquisitions, the Thoroughbred Acquisition and payments made by any Borrower in connection with the development of computer software in connection with the business of such Borrower) in any year if the aggregate amount of Capital Expenditures for all Borrowers for such year would exceed $2,500,000."

     (xxvi) Section 7.7.  Section 7.7 of the Existing Loan Agreement is deleted
            -----------
  in its entirety and the following is substituted in lieu thereof:

            "7.7 Payments of Indebtedness for Borrowed Money.  Make any
                 -------------------------------------------
     payment or prepayment, whether voluntary, mandatory or optional, of any Indebtedness for Borrowed Money other than (i) Borrowers' Obligations, (ii) regularly scheduled payments of Permitted Senior Indebtedness, (iii) KComp may make regularly scheduled payments of interest and principal of the Indebtedness for Borrowed Money evidenced by the KComp Notes, provided that no Event of Default or Incipient Default exists or would be created by the making of any such payment, (iv) without duplication, InfoCure and CCI Acquisition, Inc. may make regularly scheduled payments or interest and principal of the Indebtedness for Borrowed Money evidenced by the Commercial Subordinated Note, provided that no Event of Default or Incipient Default exists or would be created by the making of any such payment, (v) without duplication, InfoCure and Polci may make regularly scheduled payments of interest and principal of the Indebtedness for Borrowed Money evidenced by the Polci Subordinated Note, provided that no Event of Default or Incipient Default exists or would be created by the making of any such payment, and (vi) InfoCure may make regularly scheduled payments of interest and principal of the Indebtedness for Borrowed Money evidenced by the Thoroughbred Subordinated Note to the extent permitted under, and in accordance with, the terms of the Thoroughbred Subordination Agreement."

     (xxvii) Section 7.12.  Section 7.12 of the Existing Loan Agreement
             ------------
  is deleted in its entirety and the following is substituted in lieu thereof:

             "7.12  Amendment of Documents.  Amend or modify (i) its articles
                    ----------------------
     of incorporation except (A) if required by law or (B) InfoCure may amend its articles of incorporation in connection with the issuance of additional capital stock permitted under Section 7.14, (ii) any of the KComp Notes,
     (iii) the Commercial Subordinated Note, (iv) the Polci Note, (v) any of the Existing Acquisition Instruments, (vi) any of the Thoroughbred Acquisition Instruments, (vii) the Thoroughbred Subordinated Note, (viii) the FINOVA Warrants (except as permitted under the terms thereof) or (ix) any Acquisition Instruments."

     (xxviii) Section 7.14.  Section 7.14 of the Existing Loan Agreement is
                         ------------
  deleted in its entirety and the following is substituted in lieu thereof:

              "7.14  Issuance of Capital Stock or other Similar Interests.
                     ----------------------------------------------------
     Issue or sell, permit to be issued or sold, or otherwise consent to the transfer of, any additional capital stock or equity interests or any interests convertible into or exercisable for any such capital stock or additional equity interests, except (i) the FINOVA Warrants and issuances of shares of capital stock of InfoCure pursuant to the terms thereof, (ii) the issuance of capital stock of InfoCure, provided that InfoCure shall not be required to pay dividends, redeem such capital stock or make other distributions with respect thereto except as permitted under Section 7.5 and (iii) the convertible rights granted pursuant to the Commercial Long-Term Subordinated Note."

     (xxix)   Subsection 8.1.4.  Subsection 8.1.4 of the Existing Loan
              ----------------
  Agreement is amended by deleting clause (iii) of such subsection 8.1.4 and substituting the following in lieu thereof:

               "(iii) any Borrower at any time shall be in default under any of the KComp Notes, the Commercial Subordinated Note, the Polci Note or the Thoroughbred Subordinated Note."

     (xxx)  Exhibits.  The Existing Loan Agreement is amended by substituting
            --------
  Exhibits 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 and 13 attached hereto for Exhibits 5.3.1, 5.5.1, 5.5.2, 5.5.3, 5.5.4, 5.5.5, 5.5.8, 5.7.1, 5.7.2, 5.8,
  5.12, 5.19.1 and 5.20.1 to the Existing Loan Agreement, respectively.

  3. Conditions to Effectiveness.  The effectiveness of this First Amendment
     ---------------------------
shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to FINOVA:

     (a)  Representations and Warranties.  On the First Amendment Closing
          ------------------------------
  Date, all of the representations and warranties of Borrowers set forth in the Loan Instruments, as amended hereby, shall be true and correct in all material respects.

     (b)  Thoroughbred Acquisition.  FINOVA shall have received evidence
          ------------------------
  that (i) immediately upon Borrowers' receipt, or such other Person's receipt as designated by Borrowers, of the proceeds of the Convertible Bridge Loan, the Thoroughbred Acquisition shall be consummated in accordance with the terms of the Thoroughbred Acquisition Instruments and as a result thereof Thoroughbred Acquisition, Inc. shall have acquired good and marketable title to all Property to be acquired by such Person under the Thoroughbred Acquisition Instruments, free and clear of all Liens other than Permitted Liens, and (ii) none of the parties to the Thoroughbred Acquisition Instruments shall have failed to perform any obligation or covenant required by any of the Thoroughbred Acquisition Instruments to be performed or complied with by such Person on or before the First Amendment Closing Date.

     (c)  Subordination Agreements.  FINOVA shall have received subordination
          ------------------------
  agreements or reaffirmations of subordination agreement, as applicable, each in form and substance previously approved by FINOVA, with respect to any and all loans, management fees, dividends, distributions and other payments payable by any Borrower to any other Person (other than holders of Permitted Liens), including, without limitation, the Indebtedness for Borrowed Money evidenced by (i) the KComp Notes, (ii) the Commercial Subordinated Note,
  (iii) the Polci Note and (iv) the Thoroughbred Subordinated Note.

     (d)  Delivery of Documents.  The following shall have been delivered to
          ---------------------
  FINOVA, each duly authorized and executed and in form and substance satisfactory to FINOVA:

          (1)  this First Amendment;

          (2) the applicable Acquisition Loan Instruments;

          (3)  Convertible Bridge Loan Note;

          (4) the Thoroughbred Subordination Agreement;

          (5) the Thoroughbred Assignment of Acquisition Instruments and a consent to the Thoroughbred Assignment of Acquisition Instruments executed by the Thoroughbred Sellers;

          (6) certified copies of the (i) Thoroughbred Acquisition Instruments and all agreements, documents and instruments executed pursuant thereto and in connection therewith and (ii) Licenses, License Agreements and material Operating Agreements to be acquired by or otherwise assigned to Thoroughbred Acquisition, Inc. pursuant to the Thoroughbred Acquisition;

          (7) a Mortgage encumbering each parcel of Real Estate to be acquired by any Borrower pursuant to the Thoroughbred Acquisition Instruments and title policies and other related documents and instruments required by FINOVA;

          (8) a Landlord's Consent executed by the landlord under each Lease assumed by any Borrower pursuant to the Thoroughbred Acquisition Instruments and a certified copy of each such Lease;

          (9) a notice of borrowing/disbursement request with respect to the disbursement of the proceeds of the Convertible Bridge Loan;

          (10) such evidence of Borrowers' authority to execute, deliver and perform the obligations under this First Amendment, the Thoroughbred Acquisition Instruments and the other agreements, documents and instruments to be executed and delivered by Borrowers pursuant to the terms of this First Amendment, as FINOVA reasonably may require, including but not limited to certified copies of resolutions duly adopted by the board of directors of each Borrower authorizing the execution and delivery of, and performance of its obligations under, such agreements, documents and instruments by such Borrower;

          (11) Thoroughbred Pay-Off Letters;

          (12) original certificates representing one hundred percent
     (100%) of the issued and outstanding capital stock of Thoroughbred Acquisition, Inc. and executed stock powers in form reasonably acceptable to FINOVA;

          (13) an opinion dated as of the First Amendment Closing Date from
      (a) Morris, Manning & Martin, counsel to the Borrowers, and (b) Douglas
      M. Ventura, general counsel to Thoroughbred Sellers, in each case addressed to FINOVA, in such form and covering such matters as FINOVA reasonably shall require; and

          (14) such other instruments, documents, agreements, certificates, consents, waivers and opinions as FINOVA reasonably may request.

      (e) Approvals.  The approval and/or consent shall have been obtained
          ---------
  from all Persons whose approval or consent is necessary or required to enable Borrowers to enter into this First Amendment, the Thoroughbred Acquisition Instruments and the agreements, documents and instruments delivered in connection herewith and therewith and to perform their obligations hereunder and thereunder;

      (f) Security Interests.  All filings of Uniform Commercial Code
          ------------------
  financing statements and all other filings and actions necessary to perfect and maintain the Liens granted by Borrowers under the Loan Instruments, as amended, as first, valid and perfected Liens in the Property covered thereby shall have been filed or taken and FINOVA shall have received such UCC, state and federal tax Lien, pending suit, judgment and other Lien searches as it deems necessary to confirm the foregoing and to confirm that such Property is not subject to any other Liens except Permitted Liens.

      (g) Material Adverse Change.  No event shall have occurred since the
          -----------------------
  date on which financial statements shall have been most recently delivered to FINOVA under the terms of the Existing Loan Agreement which has had or reasonably could be expected to have a Material Adverse Effect.

      (h) Performance; No Default.  Borrowers shall have performed and
          -----------------------
  complied with all agreements, covenants and conditions contained in the Loan Instruments to be performed by or complied with by Borrowers prior to the date hereof, and no Event of Default or Incipient Default shall exist on the First Amendment Closing Date or be created by the disbursement of the proceeds of the Convertible Bridge Loan.

      (i) Proceedings and Documents.  All corporate and other proceedings in
          -------------------------
  connection with the execution and delivery of this First Amendment by Borrowers shall be satisfactory to FINOVA, and FINOVA shall have received all such counterpart originals or certified or other copies of evidence of such as FINOVA may request.

      (j) Use of Assets.  FINOVA shall be satisfied that Borrowers at all
          -------------
  times shall be entitled to the use and quiet enjoyment of all Property necessary for the continued ownership and operation of Borrowers' business, including, without limitation, the use of equipment, fixtures, licenses, offices and means of ingress and egress thereto, and any easements or rights-of-way necessary to reach any equipment or other items necessary of the operation of Borrowers' business.

      (k) Insurance.  At least three (3) Business Days prior to the First
          ---------
  Amendment Closing Date Borrowers shall have delivered to FINOVA evidence reasonably satisfactory to FINOVA that all insurance coverage required by FINOVA is in full force and effect and all premiums then due thereon have been paid in full.

      (l) Payment of Fees and Expenses.  Borrowers shall have paid all fees
          ----------------------------
  and expenses of FINOVA incurred in connection with this First Amendment, including, without limitation, attorneys' fees and expenses.

      (m) Litigation.  FINOVA shall have received from Borrowers a
          ----------
  comprehensive disclosure of the nature, procedural status and projected outcome of each suit, action or other proceeding or investigation that is pending or threatened by or against any Borrower (after giving effect to the Thoroughbred Acquisition) or against any of their respective assets as of the First Amendment Closing Date, and such disclosure shall not set forth any suits, proceedings or investigations which, individually or in the aggregate, are likely to have a Material Adverse Effect.

      (n) Environmental Matters.  FINOVA shall have received such reports
          ---------------------
  concerning the environmental condition of Borrowers' facilities (after giving effect to the Thoroughbred Acquisition), the delivery and sufficiency of which shall be in accordance with past courses of dealings among Borrowers and FINOVA.

      (o) Background and Reference Checks.  FINOVA shall not have determined
          -------------------------------
  from any background checks which FINOVA shall have conducted that any individual serving as an executive officer of any of the Borrowers (after giving effect to the Thoroughbred Acquisition) shall have been convicted of a felony based upon the commission of fraud.

      (p) Financials.  FINOVA shall have received copies of the audited
          ----------
  financial statements covering the Property to be acquired by Thoroughbred Acquisition, Inc. pursuant to the Thoroughbred Acquisition Instruments for the fiscal years 1996 and 1997.

      (q) Year 2000 Audit and Review.  FINOVA shall have received (i) the
          --------------------------
  results of a review and assessment conducted by Borrowers of all micro-chip computer-based applications and programs and software and other processing capabilities owned, licensed or used by any Borrower in its business (prior to the First Amendment Closing Date) and (ii) evidence of a plan to be implemented by Borrowers to address any (a) potential and actual inabilities of any such micro-chip and computer-based applications or programs, software or other processing capabilities to properly perform data-sensitive or other functions after, or in respect of dates occurring after, December 31, 1999, including, without limitation, the uninterrupted ability to interpret, store, transmit, receive and manipulate date on and in relation to dates in and after the year 2000 or (b) other so called potential or actual "Year 2000" non-compliances.

  4.   References.
       ----------

       (a) From and after the First Amendment Closing Date, all references in the Existing Loan Agreement and the other Loan Instruments to (i) the "Loan Agreement" or such Loan Instrument shall be deemed to refer to the Existing Loan Agreement or such Loan Instrument as amended hereby and (ii) a term defined in the Existing Loan Agreement shall be deemed to refer to such defined term as amended by this First Amendment.

        (b) All references in the Existing Loan Agreement and the other Loan Instruments, in each case as the same may be amended, modified, supplemented or restated from time to time, to "Polci" or "Polci Acquisition, Inc." shall be deemed to refer to "Professional On-Line Computer, Inc.", and all Loan Instruments hereby are amended to reflect the name change of Polci Acquisition, Inc. to Professional On-Line Computer, Inc.

  5.   Representations and Warranties.  Each Borrower hereby confirms to
       ------------------------------
FINOVA that the representations and warranties set forth in Article V of the Existing Loan Agreement, as amended by this First Amendment, are true and correct in all respects as of the date hereof, and shall be deemed to be remade as of the date hereof. Each Borrower represents and warrants to FINOVA that (i) such Borrower has full power and authority to execute and deliver this First Amendment and to perform such Borrower's obligations hereunder,
(ii) upon the execution and delivery hereof, this First Amendment shall be valid, binding and enforceable upon such Borrower in accordance with its terms, (iii) the execution and delivery of this First Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) the articles or certificate or incorporation or bylaws of such Borrower, (B) any of the KComp Notes, the Commercial Subordinated Note, the Polci Note, the Thoroughbred Subordinated Note or any subordination agreement executed in connection therewith or (C) any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which such Borrower is a party or is bound or which is binding upon or applicable to all or any portion of such Borrower's Property, (iv) no Incipient Default or Event of Default exists or will be created by the disbursement of the proceeds of the Convertible Bridge Loan, (v) such Borrower's Property is free and clear of all Liens other than Permitted Liens, (vi) no Borrower has Indebtedness for Borrowed Money except (A) Borrowers' Obligations, (B) Permitted Senior Indebtedness and (C) Indebtedness for Borrowed Money evidenced by the KComp Notes, the Commercial Subordinated Note, the Polci Note and the Thoroughbred Subordinated Note and

(vii) as of the date hereof, after giving effect to the transactions contemplated hereby, the Principal Balance of the (a) Term Loan is $8,433,271.11 and (b) Acquisition Loan is $19,997,113.43.

  6.   Costs and Expenses.  Each Borrower jointly and severally agrees to
       ------------------
reimburse FINOVA for all fees and expenses incurred in the preparation, negotiation and execution of this First Amendment and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of counsel for FINOVA.

  7.   No Further Amendments; Ratification of Liability.  Except as amended
       ------------------------------------------------
hereby, the Existing Loan Agreement and each of the other Loan Instruments shall remain in full force and effect in accordance with their respective terms. Each Borrower hereby ratifies and confirms its liabilities, obligations and agreements under the Existing Loan Agreement and the other Loan Instruments, all as amended by this First Amendment, and the Liens created thereby, and acknowledges that (i) it has no defenses, claims or set-offs to the enforcement by FINOVA of such liabilities, obligations and agreements, (ii) FINOVA has fully performed all obligations to Borrowers which it may have had or has on and as of the date hereof and (iii) other than as specifically set forth herein, FINOVA does not waive, diminish or limit any term, condition or covenant contained in the Existing Loan Agreement or any of the other Loan Instruments. FINOVA's agreement to the terms of this First Amendment shall not be deemed to establish or create a custom or course of dealing among FINOVA and Borrowers.

  8.   Counterparts.  This First Amendment may be executed in one or more
       ------------
counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

  9.   Further Assurances.  Each Borrower covenants and agrees that it will
       ------------------
at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by FINOVA in order to effectuate fully the intent of this First Amendment.

     10.  Severability.  If any term or provision of this First Amendment or the
          ------------
application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this First Amendment shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this First Amendment.

     11.  Captions.  The captions in this First Amendment are inserted for
          --------
convenience of reference only and in no way define, describe or limit the scope or intent of this First Amendment or any of the provisions hereof.

     IN WITNESS WHEREOF, this First Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                         INFOCURE CORPORATION, a Delaware corporation, THOROUGHBRED ACQUISITION, INC., a Georgia corporation, MEDICAL SOFTWARE INTEGRATORS, INC., a Georgia corporation, MD ACQUISITION, INC., a Connecticut corporation, PACE FINANCIAL CORPORATION, an Ohio corporation, ORTHODONTIC PRACTICE MANAGEMENT SYSTEM, INC., a Georgia corporation, PROFESSIONAL ON-LINE COMPUTER, INC., a Michigan corporation, ROVAK, INC., a Minnesota corporation, CCI ACQUISITION, INC., a Florida corporation, KCOMP MANAGEMENT SYSTEMS, INC., a California corporation, SOFTEASY SOFTWARE, INC., a Pennsylvania corporation, HEALTH CARE DIVISION, INC., a Georgia corporation, MILLARD-WAYNE, INC., a Georgia corporation, DR SOFTWARE, INC., a Georgia corporation, and INTERNATIONAL COMPUTER SOLUTIONS, INC., a Georgia corporation

                         By: /s/ RICHARD E. PERLMAN
                             ---------------------------------------------------
                             Richard E. Perlman
                             A duly authorized officer of each Borrower


                         FINOVA CAPITAL CORPORATION, a Delaware corporation

                         By: /s/ MICHAEL KELLER
                             ---------------------------------------------------
                             Vice President